UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2021

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation or organization)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive, Suite 200 Trevose, PA (Address of principal executive offices)	19053 (Zip Code)

Registrant’s telephone number, including area code: (610) 254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.01 per share	SBBP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Certain Litigation Relating to the Transaction

As previously disclosed, on May 24, 2021, Strongbridge Biopharma plc (“Strongbridge”) entered into a Transaction Agreement (the “Transaction Agreement”) with Xeris Pharmaceuticals, Inc. (“Xeris”), Xeris Biopharma Holdings, Inc. (“HoldCo”) and Wells MergerSub, Inc. (“MergerSub”), pursuant to which HoldCo will acquire Strongbridge by means of a scheme of arrangement under Irish law (the “Acquisition”) and MergerSub will merge with and into Xeris, with Xeris as the surviving corporation in the merger (the “Merger,” and the Merger together with the Acquisition, the “Transaction”), as a result of which Strongbridge and Xeris will become wholly owned subsidiaries of HoldCo.

As of August 30, 2021, eight complaints have been filed by purported Strongbridge shareholders against Strongbridge and the members of its board of directors in connection with the Transaction. Michael Yassay v. Strongbridge Biopharma plc, et al., No. 1:21-cv-06802 was filed in the United States District Court for the Southern District of New York. Jeremy Roberson v. Strongbridge Biopharma plc, et al., No. 2:21-cv-03565 was filed in the United States District Court for the Eastern District of Pennsylvania. Cory Hanley v. Strongbridge Biopharma plc, et al., No. 1:21-cv-04757 was filed in the United States District Court for the Eastern District of New York. Jerome Anderson v. Strongbridge Biopharma plc, et al., No 1:21-cv-07217 was filed in the United States District Court for the Southern District of New York. John Jones v. Strongbridge Biopharma plc, et al., No. 1:21-cv-07233 was filed in the United States District Court for the Southern District of New York. Lewis D. Baker v. Strongbridge Biopharma plc, et al., No. 2:32-cv-03842 was filed in the United States District Court for the Eastern District of Pennsylvania. Matthew Whitfield v. Strongbridge Biopharma plc, et al., No. 1:21-cv-07242 was filed in the United States District Court for the Southern District of New York. John Ryan v. Strongbridge Biopharma plc, et al., No. 1:21-cv-07256 was filed in the United States District Court for the Southern District of New York. The eight complaints allege that the Definitive Proxy Statement on Schedule 14A filed by Strongbridge on July 29, 2021 (the “Joint Proxy Statement/Prospectus”) contains materially incomplete and misleading information in violation of the Securities Exchange Act of 1934 and the rules promulgated thereunder. Each of the eight complaints seeks, among other things, an order enjoining the Transaction and an award of attorneys’ fees and other costs.

The defendants believe that these complaints are without merit, and that no further disclosure is required under applicable law. Nonetheless, to specifically moot plaintiffs’ claims, to avoid the risk of the litigation delaying or adversely affecting the Transaction and to minimize the expense of defending the actions, Strongbridge is making supplemental disclosures (the “Supplemental Disclosures”) related to the Transaction, as set forth herein. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

Supplemental Disclosures

This supplemental information should be read in conjunction with the Joint Proxy Statement/Prospectus filed by Strongbridge, which is available on the Internet site maintained by the Securities and Exchange Commission (the “SEC”) at www.sec.gov, along with periodic reports and other information Strongbridge files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus.

The inclusion of certain summary unaudited prospective financial information in the Supplemental Disclosures should not be regarded as an indication that any of Strongbridge, Xeris, HoldCo or their respective affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material or to be reliably predictive of actual future results, and the unaudited prospective financial information should not be relied upon as such.

The disclosure under the heading “Opinion of Xeris’ Financial Advisor – Xeris Stand-Alone Valuation Analyses – Publicly Traded Company Analysis” on page 92 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the chart summarizing results of analysis in its entirety with the following:

	Share Price (May 21, 2021)	Enterprise Value ($ in millions)	EY/2022E Net Revenue	EY/2023E Net Revenue
Zealand Pharma A/S	$31.58	$1,150	NM	7.6x
Esperion Therapeutics, Inc.	$20.76	$1,100	4.5x	2.6x
HLS Therapeutics Inc. (converted to USD)	$14.03	$556	3.8x	2.3x
Flexion Therapeutics, Inc.	$8.46	$550	2.8x	2.0x
TherapeuticsMD, Inc	$1.23	$558	2.6x	1.8x
Kala Pharmaceuticals Inc.	$5.44	$283	2.5x	1.3x
VYNE Therapeutics Inc.	$3.66	$106	1.4x	0.8x
75th Percentile			3.6x	2.4x
Mean			2.9x	2.6x
Median			2.7x	2.0x
25th Percentile			2.5x	1.5x

The disclosure under the heading “Opinion of Xeris’ Financial Advisor – Xeris Stand-Alone Valuation Analyses – Discounted Cash Flow Analysis” on page 93 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the first paragraph after the heading “Discounted Cash Flow Analysis” in its entirety with the following:

A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. SVB Leerink performed a discounted cash flow analysis to calculate the estimated present value of the stand-alone, unlevered, after-tax free cash flows that Xeris was forecasted to generate from October 1, 2021 (the estimated closing date of the Transaction) through fiscal year 2025, which unlevered, after-tax free cash flows were derived from the Xeris Management Forecasts. SVB Leerink separately analyzed both the Unadjusted Xeris Projections and Adjusted Xeris Projections utilizing this methodology. For both analyses, SVB Leerink calculated terminal values for Xeris by applying perpetuity growth rates of between 1.0% to 2.0%, which SVB Leerink based on its experience and professional judgment, given the nature of Xeris and its business and the industries in which it operates, to estimated 2025 unlevered, after-tax free cash flows. The cash flows and terminal values were then discounted to present value as of October 1, 2021 using discount rates ranging from 10.5% to 14.5%. This range of discount rates was based on SVB Leerink’s analysis of Xeris’ weighted average cost of capital derived from analyzing the cost of capital for Xeris’ comparable companies, and taking into account certain metrics including the comparable companies’ levered and unlevered betas, a historical equity risk premium, size premia and yields for U.S. treasury notes, as well as a capital asset pricing model analysis of Xeris. In performing its discounted cash flow analysis, SVB Leerink adjusted for (i) cash balances, including cash and cash equivalents, estimated by Xeris management to equal approximately $81.5 million as of September 30, 2021, (ii) debt outstanding under Xeris’ senior secured loan facility, estimated by Xeris management to equal approximately $43.5 million as of September 30, 2021, and (iii) the estimated net present value of Xeris’ available net operating loss carryforwards and other tax attributes of approximately $54 million to $64 million using discount rates ranging from 10.5% to 14.5%.

The disclosure under the heading “Opinion of Xeris’ Financial Advisor – Strongbridge Stand-Alone Valuation Analyses – Publicly Traded Company Analysis” on page 94 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the chart summarizing results of analysis in its entirety with the following:

	Share Price (May 21, 2021)	Enterprise Value ($ in millions)	EY/2022E Net Revenue	EY/2023E Net Revenue
Zealand Pharma A/S	$31.58	$1,150	NM	7.6x
Verrica Pharmaceuticals Inc	$11.35	$260	7.4x	3.3x
Provention Bio, Inc.	$7.65	$288	6.6x	2.7x
Eton Pharmaceuticals, Inc	$8.34	$206	3.2x	2.4x
Eiger BioPharmaceuticals, Inc.	$8.04	$144	4.1x	2.4x
Avadel Pharmaceuticals Plc	$7.92	$412	4.8x	2.2x
Mirum Pharmaceuticals, Inc.	$17.52	$495	4.8x	2.2x
Ardelyx, Inc.	$6.95	$563	4.6x	2.1x
75th Percentile			5.7x	2.9x
Mean			5.1x	3.1x
Median			4.8x	2.4x
25th Percentile			4.4x	2.2x

The disclosure under the heading “Opinion of Xeris’ Financial Advisor – Strongbridge Stand-Alone Valuation Analyses – Sum-of-the-Parts Discounted Cash Flow Analysis” on page 95 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the fifth paragraph under the heading “Sum-of-the-Parts Discounted Cash Flow Analysis” in its entirety with the following:

SVB Leerink calculated terminal values for the foregoing items by applying perpetuity growth rates of between (20.0%) to 0.0%, which SVB Leerink estimated based on its professional judgment and experience, given the nature of Strongbridge and its business, the industries in which it operates, and the risk of generic entry to 2034 projected revenue. The cash flows and terminal values were then discounted to present value as of October 1, 2021 using discount rates ranging from 10.5% to 14.5%. This range of discount rates was based on SVB Leerink’s analysis of Strongbridge’s weighted average cost of capital derived from analyzing the cost of capital for Strongbridge’s comparable companies and taking into account certain metrics including the comparable companies’ levered and unlevered betas, a historical equity risk premium, size premia and yields for U.S. treasury notes. From the foregoing analyses, SVB Leerink derived a range of illustrative equity values for RECORLEV and KEVEYIS and a range of negative illustrative present values for Strongbridge’s unallocated corporate costs. In performing its sum-of-the-parts discounted cash flow analysis, SVB Leerink adjusted for (i) cash balances, including cash and cash equivalents, estimated by Strongbridge management to equal approximately $55 million as of September 30, 2021, (ii) debt outstanding under Strongbridge’s term loans, estimated by Strongbridge management to equal approximately $17 million as of September 30, 2021 (when adjusted for the $3.0 million in debt convertible into Strongbridge ordinary shares), and (iii) the estimated net present value of Strongbridge’s available net operating loss carryforwards and other tax attributes of approximately $22 million to $31 million using discount rates ranging from 10.5% to 14.5%.

The disclosure under the heading “Opinion of Strongbridge’s Financial Advisor – Strongbridge Valuation Analysis –Discounted Cash Flow Analysis” on pages 102 and 103 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the second and fourth paragraphs after the heading “Discounted Cash Flow Analysis” in their entirety with the following:

At the direction of Strongbridge, MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis, in each case based on sensitivity ranges determined by MTS Securities in its professional judgment, using ranges of (i) revenue achievements of 50% to 150%, as provided by Strongbridge management, and (ii) weighted average cost of capital of 12% to 14%, reflecting estimates of Strongbridge’s average cost of capital. With respect to the sensitivity range for estimated weighted average cost of capital of Strongbridge, MTS Securities used a range based on the weighted average cost of capital for the selected comparable companies in the “Public Trading Comparable Companies Analysis” immediately below as calculated by MTS Securities, which was equal to approximately 13%, which amount was then expanded equally to obtain the sensitivity range equal to 12% to 14% noted above.

MTS Securities calculated the unlevered free cash flows (as operating income (earnings before interest expenses and taxes), less tax expenses, plus asset amortization, plus stock compensation, less change in net working capital, less costs and milestone payments in connection with the licensing of the marketing rights to Keveyis from Taro Pharmaceutical Industries Ltd.) based on the Base Case, the Low Case and the High Case of the Strongbridge Management Projections, that Strongbridge’s management projected Strongbridge to generate during the period beginning on July 1, 2021 and ending on December 31, 2036, taking into account the sensitivity metrics described above, and assuming no terminal value. Based on MTS Securities’ professional judgment, MTS Securities assumed no terminal value because MTS Securities calculated the unlevered free cash flows for the period for which Strong-bridge’s key assets had patent protection, based on information provided to MTS Securities from Strongbridge management. The unlevered free cash flows took into account the effect of $92 million in net operating losses but did not take into account the cost of future capital raises. The unlevered free cash flows were then discounted to present values using a range of discount rates based on Strongbridge’s estimated weighted average cost of capital.

The disclosure under the heading “Opinion of Strongbridge’s Financial Advisor – Xeris Valuation Analysis –Discounted Cash Flow Analysis” on page 105 of the Joint Proxy Statement/Prospectus is hereby amended and supplemented by replacing the first and third paragraphs under the heading “Discounted Cash Flow Analysis” in their entirety with the following:

At the direction of Strongbridge, MTS Securities conducted certain sensitivity analyses for the purposes of its discounted cash flow analysis of Xeris, in each case based on sensitivity ranges determined by MTS Securities in its professional judgment, using ranges of (i) revenue achievements of 50% to 100%, as provided by Strongbridge management, and (ii) weighted average cost of capital of 10% to 12%, reflecting estimates of Xeris’ average cost of capital. With respect to the sensitivity range for estimated weighted average cost of capital of Xeris, MTS Securities used a range based on the weighted average cost of capital for the selected comparable companies in the “Public Trading Comparable Companies Analysis” immediately below as calculated by MTS Securities, which was equal to approximately 11%, which amount was then expanded equally to obtain the sensitivity range equal to 10% to 12% noted above.

MTS Securities calculated the unlevered free cash flows (as operating income (earnings before interest expenses and taxes), less tax expenses, plus depreciation, plus stock compensation, plus other operating activities, less change in net working capital, less capital expenditures) that Strongbridge’s management projected Xeris to generate during the period beginning on July 1, 2021 and ending on December 31, 2036, taking into account the sensitivity metrics described above, and assuming no terminal value. Based on MTS Securities’ professional judgment, MTS Securities assumed no terminal value because MTS Securities calculated the unlevered free cash flows for the period for which Xeris’ key assets had patent protection, based on information provided to MTS Securities from Strongbridge management. The unlevered free cash flows took into account the effect of $54 million in net operating losses created in 2017 or earlier and $231 million in net operating losses created in 2018 or later, but did not take into account the cost of future capital raises. The unlevered free cash flows were then discounted to present values using a range of discount rates based on Xeris’ estimated weighted average cost of capital.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or the Transaction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Acquisition will be made solely by means of the Scheme Document, which contains the full terms and conditions of the Acquisition, including details of how Strongbridge shareholders may vote in respect of the Acquisition.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

Strongbridge, Xeris and HoldCo have prepared and filed with the SEC, and the SEC declared effective on July 29, 2021, a registration statement on Form S-4 (File No. 333-257642) that includes the joint proxy statement by Xeris and Strongbridge (the “Proxy Statement”) and also constitutes a prospectus with respect to the HoldCo shares of common stock (“HoldCo Shares”) to be issued pursuant to the Transaction. The Joint Proxy Statement/Prospectus also contains the Scheme Document and further information relating to the implementation of the Transaction, the full terms and conditions of the Transaction (including the Scheme, notices of the Strongbridge Special Meetings and the Xeris Special Meeting (each as defined in the Joint Proxy Statement/Prospectus) and information on HoldCo Shares. Strongbridge and Xeris may also file other documents with the SEC regarding the Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Strongbridge, Xeris or HoldCo may file with the SEC.

The Joint Proxy Statement/Prospectus, as well as Strongbridge’s and Xeris’ other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Strongbridge’s filings, at Strongbridge’s website at www.strongbridgebio.com and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, STRONGBRIDGE SHAREHOLDERS AND XERIS STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Any vote in respect of resolutions to be proposed at the Strongbridge Special Meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the Joint Proxy Statement/Prospectus (including the Scheme Document). Similarly, any vote in respect of resolutions to be proposed at the Xeris Special Meeting or any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in the Joint Proxy Statement/Prospectus.

PARTICIPANTS IN THE SOLICITATION

Strongbridge, Xeris, HoldCo and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Transaction, including a description of their direct or indirect interests, which may be different from those of Strongbridge shareholders or Xeris stockholders generally, by security holdings or otherwise, are set forth in the Joint Proxy Statement/Prospectus (which contains the Scheme Document). Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021. Information regarding Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021. You may obtain free copies of these documents using the sources indicated above.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a proposed transaction involving Xeris and Strongbridge and Xeris’, Strongbridge’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Xeris and Strongbridge and, following the Acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, the reaction of Xeris’ and Strongbridge’s shareholders to the proposed transaction, adverse effects on the market price of Xeris shares of common stock (“Xeris Shares”) or Strongbridge ordinary shares (“Strongbridge Shares”) and on Xeris’ or Strongbridge’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Strongbridge’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Xeris Shares or Strongbridge Shares, significant transaction costs and/or unknown or inestimable liabilities, the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, the impact of the COVID-19 pandemic on Xeris’ or Strongbridge’s businesses or the combined businesses following the consummation of the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ or, as the case may be, Strongbridge’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Xeris’ plans with respect to Xeris or Strongbridge, Strongbridge’s or Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect Strongbridge is set forth in Item 1A, “Risk Factors,” in Strongbridge’s 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

Any forward-looking statements in this announcement are based upon information available to Xeris, Strongbridge and/or their respective boards of directors, as the case may be, as of the date of this announcement and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of Xeris, Strongbridge or any member of their respective boards of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Xeris, Strongbridge or their respective boards of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Strongbridge accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Strongbridge (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Strongbridge, Xeris or HoldCo as appropriate. No statement in this communication constitutes an asset valuation.

GENERAL

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions, including any Restricted Jurisdictions (as defined in the Scheme). Accordingly, copies of this communication and all other documents relating to the Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

PUBLICATION ON A WEBSITE

In accordance with Rule 19.9 of the Irish Takeover Rules, a copy of this communication will be published on Xeris’ and Strongbridge’s joint microsite at www.xerisstrongbridge.com, which can be accessed via a link on Xeris’ website at website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com.

The content of any website referred to in this communication is not incorporated into and does not form part of this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2021

STRONGBRIDGE BIOPHARMA PLC

By:	/s/ Richard S. Kollender
Name: Richard S. Kollender
Title: President and Chief Financial Officer